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                                                                  Exhibit (e)(2)

                                                      LIFE INSURANCE APPLICATION
                                                        PART B (MEDICAL HISTORY)
[LOGO OF AIG]                              POLICY # (IF KNOWN): ________________

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[_] AMERICAN GENERAL LIFE INSURANCE COMPANY, 2727-A Allen Parkway, Houston, TX 77019
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, 175 Water St, New York, NY 10038
A member of American International Group, Inc. (AIG)

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

PROPOSED INSURED
(Complete separate Part B for each Proposed Insured.)

_______________________________  ______  __________________________  _________________________________  ____________________________
 First Name                       MI     Last Name                   Date of Birth                      Social Security #
____________________________________________________________________________________________________________________________________
                                                          MEDICAL HISTORY
____________________________________________________________________________________________________________________________________
(Instructions:  Please answer ALL medical history questions. Do not leave any questions blank.)
1. PHYSICIAN INFORMATION
   Name, address and phone number of the Proposed Insured's personal physician(s). (If no personal physician, provide name, address and phone number of last doctor consulted or medical facility visited or to which admitted.)
   Name __________________________________________________________________________________________ Phone____________________________
   Address _______________________________________ City, State ________________________________________ ZIP ________________________
   Date of last office visit, reason, findings and treatment: ______________________________________________________________________
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________
2. PENDING MEDICAL APPOINTMENTS
   Does the Proposed Insured have a medical appointment scheduled within the next three months? ..................... [_] yes [_] no
   (If yes, provide date, name, address and phone number of physician, and reason for visit.) ______________________________________
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________

3. BUILD
   A. Admitted Height and Weight ____________ ft ________________ in ________________ lbs
      (Examiners:  Also record measured height and weight on Exam page 1.)
   B. Birth Weight (if Proposed Insured is less than 1 year old) ________ lbs ______________ oz
   C. Has the Proposed Insured had any weight change in excess of 10 lbs in the PAST YEAR? .......................... [_] yes [_] no
      If yes, complete the following:  Loss _______lbs Gain _______lbs   Reason* ___________________________________________________
   *If weight change was due to pregnancy, provide due/delivery date and pre-pregnancy weight:
    Due/Delivery Date __________________________________  Pre-Pregnancy Weight _______lbs

4. FAMILY HISTORY
   A. Complete the information in the grid below.

------------------------------------------------------------------------------------------------------------------------------------
    AGE IF      AGE AT                        HISTORY OF HEART DISEASE TREATED OR           HISTORY OF CANCER TREATED OR
    LIVING       DEATH    CAUSE OF DEATH         DIAGNOSED BY A MEMBER OF THE                 DIAGNOSED BY A MEMBER OF
                                                 MEDICAL PROFESSION (CORONARY                 THE MEDICAL PROFESSION?
                                                ARTERY DISEASE OR HEART ATTACK)?
------------------------------------------------------------------------------------------------------------------------------------

Father______   ________   ______________    [_] no [_] yes Age of Onset _________      [_] no [_] yes Age of Onset __________
                                            Details _____________________________      Type _________________________________
------------------------------------------------------------------------------------------------------------------------------------

Mother______   ________   ______________    [_] no [_] yes Age of Onset _________      [_] no [_] yes Age of Onset __________
                                            Details _____________________________      Type _________________________________

------------------------------------------------------------------------------------------------------------------------------------
Siblings____   ________   ______________    [_] no [_] yes Age of Onset _________      [_] no [_] yes Age of Onset __________
                                            Details _____________________________      Type _________________________________

ICC15-108088                                                 Page 1 of 5                 [BAR CODE]                          Rev0516
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   B. Other than as stated in 4A, has any immediate family member of the Proposed Insured (parents, siblings or children), been diagnosed with heart disease prior to age 50, Amyotrophic Lateral Sclerosis (ALS), polycystic kidney disease, porphyria, cardiomyopathy, sickle cell anemia, Huntington's disease, aneurysm, or cancer? ................................ [_] yes [_] no
      (Please provide details including type, age of onset, and relationship(s) to Proposed Insured.)
   DETAILS: ________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________

   C. Is there a family history (parents and siblings only) of mental illness, suicide, or substance abuse, any of which was diagnosed or treated by a member of the medical profession? ................................................... [_] yes [_] no
      (Please provide details including diagnosis and relationship(s) to Proposed Insured.)
   DETAILS: ________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________

5. PERSONAL HEALTH HISTORY
   A. Has the Proposed Insured EVER been diagnosed as having, been treated for, or consulted a member of the medical profession for:
      1) high cholesterol? .......................................................................................... [_] yes [_] no
         Date of diagnosis ______________ most recent level ______________treatment _________________________________
      2) high blood pressure? ....................................................................................... [_] yes [_] no
         Date of diagnosis ______________ most recent reading ______________treatment ________________________________
      3) diabetes? .................................................................................................. [_] yes [_] no
         Date of diagnosis ______________ most recent HgbA1c ______________treatment _______________________________
   B. Has the Proposed Insured EVER been diagnosed as having, been treated for, or consulted a member of the medical profession for:
      1) coronary artery disease, heart attack, chest pain, shortness of breath, irregular heartbeat, heart murmur, or other disorder or disease of the heart? ......................................................... [_] yes [_] no
      2) blood clot, clotting disorder, aneurysm, stroke, transient ischemic attack (TIA), peripheral vascular disease, or other disease, disorder or blockage of the arteries or veins? .................................. [_] yes [_] no
      3) cancer, leukemia, lymphoma, tumors or growths, masses, cysts or other similar abnormalities?................ [_] yes [_] no
      4) pituitary, thyroid, adrenal, or disease or disorder of any other glands? ................................... [_] yes [_] no
      5) anemia, hemophilia, sickle cell anemia, or other disease or disorder of the blood, lymphatic system or immune system? ............................................................................................. [_] yes [_] no
      6) colitis, Crohn's disease, hepatitis, colon polyps, or any disorder of the throat, esophagus, gall bladder, stomach, liver, pancreas or intestine? ..................................................................... [_] yes [_] no
      7) disorder of the kidneys, bladder, prostate or reproductive organs or protein or blood in the urine? ........ [_] yes [_] no
      8) asthma, chronic bronchitis, emphysema, chronic obstructive pulmonary disease (COPD), cystic fibrosis, sleep apnea or other breathing or lung disorder? ........................................................... [_] yes [_] no
      9) seizures, cerebral palsy, Down syndrome, autism spectrum disorder, Parkinson's disease, multiple sclerosis, severe headaches, disorder or injury of the brain, spinal cord or nervous system? ............... [_] yes [_] no
      10) attention deficit hyperactivity disorder (ADHD), memory loss, dementia or Alzheimer's disease? ............ [_] yes [_] no
      11) anxiety, eating disorder, depression, suicide attempt, bipolar disease, post-traumatic stress disorder (PTSD), hallucinations, psychosis, schizophrenia, or other psychiatric conditions? ............... [_] yes [_] no
      12) arthritis, muscle disorders, Amyotrophic Lateral Sclerosis (ALS), fibromyalgia, muscular dystrophy, chronic pain, connective tissue disease, autoimmune disease or other bone or joint disorders? ............. [_] yes [_] no
      13) glaucoma, macular degeneration, optic neuritis or any disorder of the eyes, ears or skin?.................. [_] yes [_] no
      (For any yes answers, provide details such as: date of diagnosis, date of last treatment; name, address, and phone number of doctor; tests performed; test results; medications, hospitalization, ER visit, recommended treatment or any other pertinent details.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

ICC15-108088                                                 Page 2 of 5                 [BAR CODE]                          Rev0516
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   C. OTHER THAN PREVIOUSLY STATED, has the Proposed Insured taken any medications, had treatment or therapy or been under medical observation within the PAST 12 MONTHS? .................................................. [_] yes [_] no
      (If yes, provide details such as: date of diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

   D. Within the PAST 5 YEARS, has the Proposed Insured used alcoholic beverages? ................................... [_] yes [_] no
      If yes, Average number of drinks per week_______________________ Maximum number of drinks per day ____________________________
      Type (Beer, Wine, Liquor) _______________________________________ Date of last use ___________________________________________
   E. Has the Proposed Insured EVER:
      1) used cocaine, heroin, methamphetamine, hallucinogens, stimulants or any other habit-forming drug except as prescribed by a medical professional? ............................................................ [_] yes [_] no
      2) used marijuana (prescribed or otherwise) in any form?....................................................... [_] yes [_] no
      3) used a controlled substance or prescription drug in a manner other than prescribed by a physician?.......... [_] yes [_] no
      4) sought or received medical advice, counseling or treatment by a medical professional to discontinue or reduce the use of alcohol or drugs, including prescribed controlled substances? ............................ [_] yes [_] no
      If answered "Yes" to E1 through E4, please provide details below.
      Type of drug(s) and/or alcohol _________________________________________________________  Date last used _____________________
      Frequency of use: [_] Daily   [_] Weekly   [_] Monthly       Amount typically used:___________________________________________
      Name(s) of doctor/facility ___________________________________________________________ Phone _________________________________
      Address _______________________________________________ City, State ___________________________________ ZIP __________________
      Treatment Dates ______________________________________________________________________________________________________________
      Support group(s) _____________________________________________________________________________________________________________
      Was treatment or support group attendance court ordered?....................................................... [_] yes [_] no
      Details of any drug or alcohol related arrests _______________________________________________________________________________
   F. Has the Proposed Insured EVER tested positive for the Human Immunodeficiency Virus (HIV) or been diagnosed or treated by a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS)? .............. [_] yes [_] no
      (If yes, provide details such as: date of diagnosis; name, address, and phone number of doctor.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

   G. Other than previously stated, in the PAST 5 YEARS, has the Proposed Insured:
      1) been hospitalized, consulted a member of the medical profession or had any illness, injury or surgery? ..... [_] yes [_] no
      2) been advised by a member of the medical profession concerning any abnormal diagnostic test results, been advised to see a specialist, or been advised to have any diagnostic test, hospitalization, surgery, or treatment that was NOT completed (except for those tests related to the Human
         Immunodeficiency Virus), or does the proposed insured have any test results pending? ....................... [_] yes [_] no
      3) undergone any self-administered laboratory test prescribed by a member of the medical profession other than those for pregnancy or Human Immunodeficiency Virus (HIV)? ...................................... [_] yes [_] no
      4) made a claim for or received benefits, compensation, payment or pension for any injury, sickness, disability, or impaired condition? ......................................................................... [_] yes [_] no
      (For any yes answers, provide details such as: date of diagnosis; name, address, and phone number of doctor;
      tests performed; test results; medications, hospitalization, ER visit, recommended treatment or any other pertinent details.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

ICC15-108088                                                 Page 3 of 5                 [BAR CODE]                          Rev0516
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   H. Has the Proposed Insured had any emergency room, emergency clinic, walk-in clinic, or free clinic visits during the PAST 5 YEARS? ............................................................................... [_] yes [_] no
      (If yes, provide details such as: reason for visit; date; name, address, and phone number of facility;
      resolution of condition; or any other pertinent details.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

   I. Has the Proposed Insured EVER been advised to or chosen to enter a nursing home, hospice, or assisted living facility? ..................................................................................... [_] yes [_] no
      (If yes, provide details such as: reason for visit; date; name, address, and phone number of facility;
      resolution of condition; or any other pertinent details.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

   J. Within the LAST 2 YEARS has the Proposed Insured:
      1) been diagnosed or treated by a member of the medical profession for fainting, stumbling or falling while walking, problems with balance, deterioration in vision or hearing, or shortness of breath? .......... [_] yes [_] no
      2) received home health care services, physical therapy or rehabilitation therapy?............................. [_] yes [_] no
      3) required the use of a cane, walker, wheelchair, other assistive device, or resided in an assisted living facility? ........................................................................................... [_] yes [_] no
      4) required assistance or supervision with or had any limitations in performing any of the following daily activities: bathing, bladder and/or bowel control, eating, dressing, toileting or transferring
         (moving into or out of a bed, chair or wheelchair)? ........................................................ [_] yes [_] no
      5) required assistance with routine activities such as: using the phone, taking medications, paying bills, shopping, driving a car, traveling outside of the home or preparing meals? ................................. [_] yes [_] no
      (For any yes answers, provide details such as: date of diagnosis; name, address, and phone number of doctor;
      tests performed; test results; medications, hospitalization, ER visit, recommended treatment or any other pertinent details.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

   K. Within the LAST 5 YEARS has the Proposed Insured been treated for or been diagnosed by a member of the medical profession for any other medical, physical, or psychological condition NOT disclosed above?............ [_] yes [_] no
      (If yes, list condition and details such as: date of first occurrence; symptoms; and how treated.)
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

ICC15-108088                                                 Page 4 of 5                 [BAR CODE]                          Rev0516
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                                               AGREEMENT AND SIGNATURES
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I, the Proposed Insured signing below, acknowledge that I have read the statements contained in this application and any attachments or they have been read to me. My answers to the questions in this application are true and complete to the best of my knowledge and belief. I understand that this application: (1) consists of Part A, Part B, and if applicable, related attachments including certain questionnaire(s), supplement(s) and addendum(s); and (2) is the basis for any policy and any rider(s) issued. I understand that no information about me will be considered to have been given to the Company by me unless it is stated in the application. I agree to notify the Company of any changes in the statements or answers given in the application between the time of application and delivery of any policy. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

FRAUD
Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
_____________________________________________________________________________________________________________________
SIGNATURE OF PROPOSED INSURED

Signed at (city, state) ____________________________________________________ On (date) ______________________________

_____________________________________________________

X____________________________________________________
  (If under age 16, signature of parent or guardian)
_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________
SIGNATURE(S) OF INTERVIEWER(S) - TO BE SIGNED BY ALL INTERVIEWERS, AS APPLICABLE
I certify that the information supplied by the Proposed Insured has been truthfully and accurately recorded on the
Part B application.
IF AGENT RECORDED INFORMATION

  _________________________________________________________  _____________________________________   ________________
   Writing Agent Name (Please print)                            Writing Agent #                        Date

_____________________________________________________

X____________________________________________________
   Writing Agent Signature

IF TELE-INTERVIEWER RECORDED INFORMATION

  _________________________________________________________  _____________________________________   ________________
   Name (Please print)                                           Company                               Date

 IF PARAMEDICAL EXAMINER/MEDICAL DOCTOR RECORDED INFORMATION

Examiner Address ______________________________________________________ PARAMED: USE COMPANY STAMP BELOW.

Examiner Phone # ______________________________________________________

Examiner Name _________________________________________________________

_____________________________________________________

X____________________________________________________  Date ____________________
   Examiner Signature

ICC15-108088                                                 Page 5 of 5                 [BAR CODE]                          Rev0516
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                                                             EXAMINATION
                                                       PHYSICAL MEASUREMENTS
----------------------------------------------------------------------------------------------------------------------------
1. PROPOSED INSURED
   A. ____________________________________________ ______ ______________________________________________
        First Name                                   MI      Last Name
   B. Build: Measured Height (in shoes 1in heel or less) ________ ft ________in Measured Weight (clothed)________________lbs
      1) Did you measure the Proposed Insured's height ...................................................... [_] yes [_] no
      2) Did you weigh Proposed Insured? .................................................................... [_] yes [_] no
      3) If unable to obtain measured height or weight, please provide reason ______________________________________________

   C. Blood Pressure and Pulse
      Blood Pressure: Three readings required, spaced at least five minutes apart.
      Pulse: Only required once if heart rate between 50-100 bpm, otherwise obtain three measurements.
      Select cuff size:  [_] Standard BP cuff  [_] Large BP cuff

                                      1ST READING                      2ND READING                     3RD READING
                              ------------------------------  ------------------------------  ------------------------------
     Systolic BP              ______________________________  ______________________________  ______________________________
     Diastolic BP             ______________________________  ______________________________  ______________________________
     Pulse Rate               ______________________________  ______________________________  ______________________________
     Irregularities Per Min.  ______________________________  ______________________________  ______________________________

   D. Have any of the following been completed in conjunction with this exam?  [_] Blood  [_] Urine  [_] EKG
   E. Examiner observations and remarks
      1) Is appearance unhealthy or older than stated age? .................................................. [_] yes [_] no
      2) Are there any obvious physical abnormalities? ...................................................... [_] yes [_] no
      3) Did anyone assist the Proposed Insured in answering any questions? ................................. [_] yes [_] no
      4) Does Proposed Insured use any device to aid in locomotion (e.g. cane, walker, wheelchair)? ......... [_] yes [_] no
      5) Does Proposed Insured use any other assistive device not previously disclosed (e.g. oxygen, prosthetic limb)? .................................................................................. [_] yes [_] no
      6) Does Proposed Insured seem confused, disoriented or otherwise impaired?............................. [_] yes [_] no
      7) Does Proposed Insured have any speech difficulties or use a voice prosthesis?....................... [_] yes [_] no
      8) Was this appointment conducted in a language other than English? (if yes, indicate language and who provided interpretation or translation services) ........................................... [_] yes [_] no
      9) Do you have any pertinent information or observation not previously disclosed? ..................... [_] yes [_] no
      DETAILS_______________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________
   F. Are you related to the Proposed Insured by blood or marriage or do you have a business or professional relationship with the Proposed Insured? (If yes, explain) ................................ [_] yes [_] no
        ____________________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________________

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                                             REPORT BY EXAMINING MEDICAL DOCTOR
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INSTRUCTIONS TO DOCTOR:
To be completed in private by doctor only. Examination of heart and lungs must be with stethoscope against bare skin.
   1) Heart
      a. Is there any cyanosis, edema, or evidence of peripheral vascular disease, arteriosclerosis or other cardiovascular disorder? .................................................................. [_] yes [_] no
      b. Is heart enlarged? (If yes, describe) ______________________________________________________________ [_] yes [_] no
      c. Is murmur present? (If yes, complete question d).................................................... [_] yes [_] no
      d. Murmur is:
         [_] Constant    Transmitted to where?______________________________________________________________________________
         [_] Inconstant    Localized at:  [_] Apex  [_] Base  [_] Elsewhere
         [_] Systolic (Give details) _______________________________________________________________________________________
         [_] Diastolic    Murmur grade: (Please circle) 1/6      2/6      3/6      4/6      5/6      6/6
             After valsalva, murmur is:
             [_] Unchanged    [_] Decreased    [_] Increased    [_] Absent
      Your impression ______________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________
        ____________________________________________________________________________________________________________________


ICC15-108088                                                                     [BAR CODE]                      Exam page 1
                                                                                                                     Rev0516
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REPORT BY EXAMINING MEDICAL DOCTOR (CONTINUED)
   2) Has this examination revealed any abnormality of the following: (Provide details to yes answers below)
   a) Eyes, ears, nose, mouth and throat? (If vision or hearing is markedly impaired, indicate degree and correction)............................................................................................ [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

   b) Endocrine system (including thyroid)?.................................................................. [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

   c) Nervous system (including reflexes, gait, paralysis)?.................................................. [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

   d) Respiratory system?.................................................................................... [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

   e) Abdomen (including scars)?............................................................................. [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

   f) Genito-urinary system?................................................................................. [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

   g) Skin (including scars), lymph nodes, blood vessels?.................................................... [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

   h) Musculoskeletal system (including spine, joints, amputations, deformities)?............................ [_] yes [_] no
   DETAILS__________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

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                                                           SIGNATURE
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PARAMEDICAL EXAMINER/MEDICAL DOCTOR SIGNATURE

I certify that this exam was conducted the ________________ day of _________________ , 20 ________, at _______ [_] am [_] pm

  Location of Exam  _____________________________________________________ PARAMED: USE COMPANY STAMP BELOW.

  Examiner Address  _____________________________________________________

  Examiner Phone #  _____________________________________________________

  Examiner Name  ________________________________________________________

                     ____________________________________________________

  Examiner Signature X___________________________________________________

  (Agent should inform Paramedical Examiner/Medical Doctor of proper location to send form upon completion)


ICC15-108088                                                                     [BAR CODE]                      Exam page 2
                                                                                                                     Rev0516
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